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                                                                EXHIBIT 99.11(a)

CONSENT OF INDEPENDENT AUDITORS

We consent to the refrence to our firm under the captions "Financial Highlights" and "Auditors" and to the incorporation by reference of our report dated October 30, 1995 on PaineWebber Global Equity Fund, in this Registration Statement (Form N-1A 33-39659) of Mitchell Hutchins/Kidder, Peabody Investment Trust.


                                                /s/ Ernst & Young LLP

                                                    ERNST & YOUNG LLP

New York, New York
December 21, 1995